SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act Of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Standard Financial Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐	$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or

Item 22(a)(2)of Schedule 14A.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐  Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

January 28, 2011

Dear Stockholder:

We cordially invite you to attend the 2011 Annual Meeting of Stockholders of Standard Financial Corp., the parent company of Standard Bank, PaSB. The annual meeting will be held at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, 101 Mall Boulevard, Monroeville, Pennsylvania 15146, at 9:00 a.m. (Eastern time) on March 3, 2011.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the annual meeting we will also report on the operations of Standard Financial Corp.

The business to be conducted at the annual meeting consists of the election of two directors and the ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2011.

Our Board of Directors has determined that the matters to be considered at the annual meeting are in the best interests of Standard Financial Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Also enclosed for your review is our Annual Report on Form 10-K for the fiscal year ended September 30, 2010, which contains detailed information concerning our activities and operating performance. On behalf of the Board of Directors, please take a moment now to cast your vote via the Internet or by telephone as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the annual meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

Sincerely,

Timothy K. Zimmerman
President and Chief Executive Officer

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
2011 ANNUAL MEETING OF STOCKHOLDERS March 3, 2011
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
REVOCATION OF PROXIES
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING
STOCKHOLDER PROPOSALS
OTHER MATTERS
MISCELLANEOUS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

STANDARD FINANCIAL CORP.
2640 Monroeville Boulevard
Monroeville, Pennsylvania 15146
(412) 856-0363

NOTICE OF
2011 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On March 3, 2011

Notice is hereby given that the 2011 Annual Meeting of Stockholders of Standard Financial Corp. will be held at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, 101 Mall Boulevard, Monroeville, Pennsylvania 15146, on March 3, 2011 at 9:00 a.m., Eastern time.

A Proxy Card and a Proxy Statement for the annual meeting are enclosed.

The annual meeting is for the purpose of considering and acting upon:

1. The election of two directors;

2. The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2011; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on January 14, 2011, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES USING THE INTERNET OR TELEPHONE VOTING OPTIONS EXPLAINED ON YOUR PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF STANDARD FINANCIAL CORP. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

By Order of the Board of Directors

Timothy K. Zimmerman
President and Chief Executive Officer

Monroeville, Pennsylvania
January 28, 2011

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

STANDARD FINANCIAL CORP.
2640 Monroeville Boulevard
Monroeville, Pennsylvania 15146
(412) 856-0363

2011 ANNUAL MEETING OF STOCKHOLDERS
March 3, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Standard Financial Corp. to be used at the 2011 Annual Meeting of Stockholders of Standard Financial Corp., which will be held at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, 101 Mall Boulevard, Monroeville, Pennsylvania 15146, on March 3, 2011, at 9:00 a.m., Eastern time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 28, 2011. In this Proxy Statement, the terms “we, “our,” and “us” refer to Standard Financial Corp. unless the context indicates another meaning.

Standard Financial Corp. completed its stock offering, as part of Standard Bank PaSB’s (“Standard Bank”) mutual to stock conversion, on October 6, 2010 and its common stock started trading on the NASDAQ Capital Market on October 7, 2010.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our shares of common stock, par value $0.01 per share, as of the close of business on January 14, 2011 are entitled to one vote for each share then held. As of January 14, 2011, there were 3,478,173 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of S.R. Snodgrass, A.C. as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast at the annual meeting is required for the ratification of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2011. Shares as to which the “ABSTAIN” box has been selected on the proxy card will be counted as shares represented and entitled to vote and will have the same effect as a vote against the matter. Broker non-votes are not considered represented at the annual meeting and entitled to vote on the matter.

As provided in Section D of Article 5 of our Articles of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of the 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of Standard Financial Corp. is authorized to construe and apply the provisions of Section D of Article 5 of the Articles of Incorporation, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by Standard Financial Corp. in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of the Articles of Incorporation.

If you have selected a broker, bank, or other intermediary to hold your common stock rather than having the shares directly registered in your name with our transfer agent, Registrar and Transfer Company, you will receive instructions directly from your broker, bank, or other intermediary in order to vote your shares. Your brokerage firm may also provide the ability to vote your proxy by telephone or online. Please be advised that if you choose not to vote your proxy, your brokerage firm has the authority under applicable stock market rules to vote your shares “FOR” or “AGAINST” routine matters. All of the proposals, other than the ratification of the independent registered public accounting firm, are deemed to be non-routine matters. Accordingly, we urge you to vote by following the instructions provided by your broker, bank, or other intermediary.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of January 14, 2011, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

			Percent of
	Number of		Common Stock
Name and Address	Shares Owned		Outstanding

Joseph Stillwell	276,900	(1)	7.96%
111 Broadway, 12th Floor New York, NY 10006
Raffles Associates	239,508	(2)	6.89%
2 Penn Plaza, Suite 1920A New York, NY 10121
Sandler O’Neill Asset Management, LLC	180,000	(3)	5.18%
780 Third Avenue, 5th Floor New York, NY 10017
Standard Bank, PaSB Employee Stock Ownership Plan	278,254		8.00%
2640 Monroeville Boulevard Monroeville, Pennsylvania 15146

(1)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on October 28, 2010.
(2)	Based on a Schedule 13G filed with the Securities and Exchange Commission on October 28, 2010.
(3)	Based on a Schedule 13G filed with the Securities and Exchange Commission on October 15, 2010.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote by Internet or telephone as described on your Proxy Card. You may also vote by signing and returning your Proxy Card to Standard Financial Corp. Proxies we receive that are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Standard Financial Corp. at the address shown above, or by returning a duly executed proxy bearing a later date by mail, or voting on a later date by Internet or telephone, as described on your Proxy Card. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary prior to the voting of such proxy.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members, and is divided into three classes. Our bylaws provide that one class of directors is to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The Nominating Committee has nominated William T. Ferri and David C. Mathews to serve as directors for three-year terms. Each individual is currently a member of the Board of Directors.

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Nominating Committee may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

					Shares of
					Common Stock
	Positions			Current	Beneficially
	Held in Standard		Director	Term to	Owned as of the		Percent of
Name(1)	Financial Corp.	Age(2)	Since(3)	Expire	Record Date(4)		Class(5)

NOMINEES
William T. Ferri	Director	65	2007	2011	20,005	(6)	*
David C. Mathews	Director	55	2006	2011	27,189	(7)	*

DIRECTORS CONTINUING IN OFFICE
Horace G. Cofer	Director	72	1991	2012	—		*
Timothy K. Zimmerman	President, Chief Executive Officer and Director	59	1993	2012	25,268	(8)	*
Thomas J. Rennie	Director	60	2008	2012	5,600	(9)	*
Terence L. Graft	Chairman of the Board	60	1991	2013	20,000	(10)	*
Dale A. Walker	Director	60	1999	2013	10,039	(11)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Colleen M. Brown	Senior Vice President — Chief Financial Officer	51			20,172	(12)	*
Paul A. Knapp	Senior Vice President — Chief Commercial Lending Officer	56			20,188	(13)	*
Susan A. Parente	Vice President and Controller	48			2,136	(14)	*
All directors and executive officers as a group (10 persons)					150,597		4.33%

*	Less than 1%.

(1)	The mailing address for each person listed is 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146.

(2)	As of September 30, 2010.

(3)	Reflects initial appointment to the Board of Directors of Standard Bank.

(4)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(5)	Based on 3,478,173 shares outstanding as of January 14, 2011.

(6)	Includes 5,641 shares held in an individual retirement account and 4,014 shares held in a spouse’s 401(k) plan.

(7)	Includes 7,000 shares held in an individual retirement account, 12,037 shares in a 401(k) plan, 7,971 shares in a spouse’s individual retirement account and 181 shares held by the ESOP for the account of Mr. Mathews.

(8)	Includes 20,000 shares held in a 401(k) plan, 5,000 shares held in a spouse’s individual retirement account and 268 shares held by the ESOP for the account of Mr. Zimmerman.

(9)	Includes 5,000 shares held in an individual retirement account.

(10)	Includes 6,000 shares held in an individual retirement account.

(11)	Includes 1,916 shares held in an individual retirement account and 2,023 shares held in a spouse’s individual retirement account.

(12)	Includes 20,000 shares held in a 401(k) plan and 172 shares held by the ESOP for the account of Ms. Brown.

(13)	Includes 20,000 shares held in a 401(k) plan and 138 shares held by the ESOP for the account of Mr. Knapp.

(14)	Includes 1,613 shares held in a 401(k) plan and 106 shares held by the ESOP for the account of Ms. Parente.

Directors

The biographies of each of the nominees and continuing board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for at least five years unless otherwise stated. Each existing director is also a director of Standard Bank.

All of the nominees and directors continuing in office are or were long-time residents of the communities served by Standard Financial Corp. and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in Standard Financial Corp.’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. As the holding company for a community banking institution, Standard Financial Corp. believes that the local knowledge and experience of its directors assists Standard Financial Corp. in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and assessing the risks inherent in its lending operations, and provides Standard Financial Corp. with greater business development opportunities.

Terence L. Graft has served as Chairman of the Board of Standard Bank since 2008. Mr. Graft is the owner of Kepple-Graft Funeral Home located in Greensburg, Pennsylvania and Graft-Jacquillard Funeral Home located in Scottdale, Pennsylvania. He is a member of the National and Pennsylvania Funeral Directors Associations, as well as the Funeral Directors Associations of Armstrong, Westmoreland and Indiana, Pennsylvania. Mr. Graft’s experience as a local business owner and his knowledge of the local business community led to his appointment to the Board in 1991.

Horace G. Cofer is President of Horace Cofer Associates, Inc., an engineering consulting service located in Murrysville, Pennsylvania. Mr. Cofer’s experience managing a local business and his knowledge of the local business community led to his appointment to the Board in 1991.

William T. Ferri is a pharmacist and the owner of Ferri Pharmacy located in Murrysville, Pennsylvania. He is the Chief Executive Officer of Ferri Enterprises, a property development and management company, and the President of Ferri Supermarkets, Inc. He is also a member of the Pennsylvania Pharmacists Association, the National Association of Retail Pharmacists, the Murrysville Community Economic Development Corporation, the Westmoreland Chamber of Commerce and the Murrysville Business Association. Mr. Ferri’s experience owning a local business and his knowledge of the local business community led to his appointment to the Board in 2007.

David C. Mathews is the Business Development Coordinator of Standard Bank since January 2006. Prior to joining Standard Bank, Mr. Mathews served as the President and Chief Executive Officer of Hoblitzell National Bank from 1998 until Hoblitzell was merged with Standard Bank in January 2006. Mr. Mathews has 34 years of experience in banking. Mr. Mathews is a member of the Boards of the Western Maryland Health System Foundation and the YMCA of Cumberland, and is also a member of the Frostburg State Business Advisory Board and The Greater Cumberland Committee. Mr. Mathews experience with commercial lending and with the markets served by Hoblitzell led to his appointment to the Board in 2006.

Thomas J. Rennie is a certified public accountant and the owner of a public accounting firm offering tax, accounting and consulting services in Ligonier, Pennsylvania. He is a member and past President of the Ligonier Chamber of Commerce, the President of the Southwestern Chapter of the Pennsylvania Institute of

Certified Public Accountants and a past President of Ligonier Rotary Club. Mr. Rennie’s accounting experience and knowledge of the local business community led to his appointment to the Board in 2008.

Dale A. Walker is a certified public accountant and is the owner of Dale A. Walker, CPA, an accounting firm in Mount Pleasant, Pennsylvania. He is a member of the American and Pennsylvania Institutes of Certified Public Accountants, a director and Treasurer of Penn Laurel Holdings, a real estate investment company, a director and past Chairman of the Board of Excela Health, a not-for-profit health care system in western Pennsylvania, Treasurer of Mount Pleasant Business District Authority and a past president and member of the Mount Pleasant Rotary. Mr. Walker’s accounting experience and knowledge of the local business community led to his appointment to the Board in 1999.

Timothy K. Zimmerman is President and Chief Executive Officer of Standard Bank since 1992 and a director since 1993. Prior to joining Standard Bank, Mr. Zimmerman worked with Landmark Savings Association, Pittsburgh (and predecessors) from 1977 to 1992, including service as Senior Vice President and Chief Financial Officer from 1985 to 1992. Mr. Zimmerman is a certified public accountant and also worked with KPMG Peat Marwick from 1973 to 1977. Mr. Zimmerman is very active in community organizations and is a member of the Board of the Pennsylvania Association of Community Bankers and a former director of the Independent Community Bankers of America.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers, is set forth below. All executive officers have held their present positions for at least five years unless otherwise stated.

Colleen M. Brown is Senior Vice President and Chief Financial Officer of Standard Bank since 1996. Ms. Brown has 31 years of banking and accounting experience, including service with PNC Bank, Pittsburgh, Integra Financial Corporation, Pittsburgh, and Landmark Savings Association, Pittsburgh. Ms. Brown is a certified public accountant and served as a senior auditor for KPMG Peat Marwick, Pittsburgh from 1979 to 1983. Ms. Brown is a member of the American and Pennsylvania Institutes of Certified Public Accountants.

Paul A. Knapp is Senior Vice President — Chief Commercial Loan Officer of Standard Bank since 1999. Prior to joining Standard Bank, Mr. Knapp worked as Commercial Loan Officer/Branch Manager with Mars National Bank, Gibsonia, Pennsylvania from 1995 to 1999. Mr. Knapp has 33 years of experience in banking, including service with Landmark Savings Association, Pittsburgh. Mr. Knapp also served as a National Bank Examiner for the Office of the Comptroller of the Currency from 1992 to 1995. Mr. Knapp is a member of Robert Morris Associates of Pittsburgh, the Mortgage Bankers of Pittsburgh, the Business Network International (Monroeville) and the Monroeville Rotary. He is also Chairman of the Loan Committee for the Regional Development Funding Corporation, a past Chairman of the Regional Development Funding Corporation, and a member of the Board of the Penn Township Planning and Zoning Commission.

Susan A. Parente is Vice President — Controller of Standard Bank since 1998. Ms. Parente has 26 years of banking and accounting experience. Prior to joining Standard Bank, Ms. Parente worked as Manager of Profit Planning and as a Senior Accountant with Equitable Resources, Pittsburgh, from 1990 to 1998. Prior banking experience includes service as an Internal Auditor and Senior Accountant with Landmark Savings Association, Pittsburgh, from 1985 to 1990. Ms. Parente is a certified public accountant and member of the American and Pennsylvania Institutes of Certified Public Accountants.

Board Independence

The Board of Directors has determined that each of our directors, with the exception of directors Timothy Zimmerman and David Mathews, is “independent” as defined in the listing rules of the Nasdaq Stock Market. Messrs. Zimmerman and Mathews are not independent because they are employees of Standard Bank.

At September 30, 2010, Standard Bank had three loans outstanding to entities in which Director Ferri had an ownership interest, with an aggregate balance of $624,630, as well as one savings account loan secured by a certificate of deposit to Director Cofer with a balance of $120,025 and one home equity line of credit to Director Mathews with a balance of $2,864, respectively. Each of these loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and did not involve more than the normal risk of collectibility or present other unfavorable features. At September 30, 2010, Standard Bank had no additional loans outstanding with any of its Directors or Executive Officers.

Board Leadership Structure and Oversight

Our Board of Directors is chaired by Terence L. Graft, who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of Standard Financial Corp. and Standard Bank, and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in oversight of risks that could affect Standard Financial Corp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding such committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Standard Financial Corp. Risks relating to the direct operations of Standard Bank are further overseen by the Board of Directors of Standard Bank, which consists of the same individuals who serve on the Board of Directors of Standard Financial Corp. The Board of Directors of Standard Bank also has additional committees that conduct risk oversight and they typically meet jointly with the committees of Standard Financial Corp. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Standard Financial Corp. and Standard Bank, such as lending, risk management, asset/liability management, investment management and others.

Meetings and Committees of the Board of Directors

The business of Standard Financial Corp. is conducted at regular and special meetings of the full Board and its standing committees. In addition, our independent directors meet in executive sessions. The standing committees consist of the Audit, Compensation and Nominating and Corporate Governance Committees. During the fiscal year ended September 30, 2010, the Board of Directors of Standard Bank met at twelve regular meetings and one special meeting. Standard Financial Corp. had no meetings in fiscal 2010. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he served).

The duties and responsibilities of the Compensation, Audit and Nominating and Corporate Governance Committees are as follows:

Compensation Committee.  The Compensation Committee is composed of independent (as defined in the Nasdaq corporate governance listing standards), non-employee directors who are not eligible to participate in management compensation programs. The current members of the Compensation Committee consist of Directors Graft, who serves as Chairman, Ferri and Walker. The Compensation Committee has a written charter, which is available on our website at www.standardbankpa.com. The Compensation Committee did not meet during the fiscal year ended September 30, 2010; the Compensation Committee of Standard Bank met three times during the fiscal year ended September 30, 2010.

Pursuant to the Compensation Committee’s Charter, the Compensation Committee approves the compensation objectives for the Standard Financial Corp. and Standard Bank and establishes the compensation for the President and Chief Executive Officer and other executives. Our President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. These recommendations are then considered by the Compensation Committee. However, Mr. Zimmerman does not vote on and is not present for any discussion of his own compensation.

The Compensation Committee, in performing its duties and responsibilities with respect to director and executive officer compensation, relies on the assistance of our Human Resources Department. In addition, during the fiscal year ended September 30, 2010, the Compensation Committee retained Organizational Consulting Group LLC to provide market survey salary data and recommendations with respect to bank-wide salaries.

Audit Committee.  The Audit Committee consists of Directors Walker, who serves as Chairman, Cofer, Ferri and Rennie. Each member of the Audit Committee is “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The Board of Directors has determined that Mr. Walker qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Information with respect to the experience of Mr. Walker is included in “— Directors.” Our Audit Committee has a written charter, which is available on our website at www.standardbankpa.com. The Audit Committee of Standard Financial Corp. did not meet during the fiscal year ended September 30, 2010; the Audit Committee of Standard Bank met three times during the fiscal year ended September 30, 2010.

Among other activities, the Audit Committee assists the Board of Directors in overseeing the integrity of our financial statements; overseeing our compliance with legal and regulatory requirements; overseeing the independent registered public accountant’s qualifications and independence; overseeing the performance of our independent registered public accountant and of our internal audit function; and overseeing our system of disclosure controls and system of internal controls regarding finance, accounting, and legal compliance.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance consists of at least three directors who are “independent” as defined in the Nasdaq corporate governance listing standards. The current members of the Nominating and Corporate Governance Committee consist of Directors Cofer, who serves as Chairman, Graft and Rennie. The Nominating and Corporate Governance Committee has a written charter, which is available on our website at www.standardbankpa.com. The Nominating and Corporate Governance Committee of Standard Financial Corp. did not meet during the fiscal year ended September 30, 2010.

Pursuant to the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing our corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at our annual meeting of stockholders.

If the candidate is deemed eligible for election to the Board of Directors, the Committee will consider the following criteria in selecting nominees, as described in more detail in the Committee’s Criteria for Director Nominees:

•	contribution to board;

•	experience;

•	familiarity with and participation in local community;

•	integrity;

•	stockholder interests and dedication; and

•	independence.

The Committee will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of our stockholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Committee may weight the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time. The Board of Directors will maintain at least one director who meets the definition of “audit committee financial expert” under Securities and Exchange Commission regulations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

In addition to meeting these qualifications, a person is not qualified to serve as a director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency. In addition, no person may serve on the Board of Directors and at the same time be a director or officer of another co-operative bank, credit union, savings bank, savings and loan association, bank, trust company or holding company thereof (in each case whether chartered under state, federal or other law) that engages in business activities in the same market area as Standard Financial Corp. or any of its subsidiaries or in any county contiguous to such market area. At least two-thirds of the members of the Board of Directors must be residents of Pennsylvania or reside within a 100-mile radius of an office of Standard Financial Corp. No person 75 years or older shall be eligible for election, re-election, appointment or reappointment to the Board of Directors, unless such person was a director of Standard Bank on June 1, 1998.

The Committee does not have a formal policy or specific guidelines regarding diversity among Board members, and generally views and values diversity from the perspective of professional and life experiences, as well as geographic location, representative of the markets in which we do business. The Committee recognizes that diversity in professional and life experiences may include consideration of gender, race, or national origin, in identifying individuals who possess the qualifications that the Committee believes are important to be represented on the Board.

Procedures for the Recommendation of Director Nominees by Stockholders.  In connection with becoming a public company, the Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates recommended by our stockholders. Stockholders can submit the names of qualified candidates for Director by writing to us at 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146, Attention: Corporate Secretary. The Corporate Secretary must receive a submission for consideration for the 2012 Annual Meeting of Stockholders no later than August 1, 2011.

The submission must include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•	The name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	The name, address and contact information for the candidate, and the number of shares of common stock of Standard Financial Corp. that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

•	A statement of the candidate’s business and educational experience;

•	Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	A statement detailing any relationship between the candidate and any customer, supplier or competitor of Standard Financial Corp.;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our Bylaws.

Stockholder Communications with the Board.  A stockholder of Standard Financial Corp. who wants to communicate with the Board of Directors or with any individual director may write to: Board of Directors, Standard Financial Corp., 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder of Standard Financial Corp. and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	Forward the communication to the Director or Directors to whom it is addressed;

•	Attempt to handle the inquiry directly (for example, where it is a request for information about Standard Financial Corp. or it is a stock-related matter); or

•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. The 2011 Annual Meeting of Stockholders is our first annual meeting of stockholders.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for Senior Officers that is applicable to our senior financial officers, including our principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. A copy of the Code of Ethics for Senior Officers can be found in the “Investor Relations — Corporate Governance” section of our website, www.standardbankpa.com.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	we have reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2010;

•	we have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and

•	we have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight

Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2010 for filing with the Securities and Exchange Commission.

This report has been provided by the Audit Committee, which consists of Directors Walker (Chairman), Cofer, Ferri and Rennie.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The officers and directors of Standard Financial Corp. and beneficial owners of greater than 10% of our shares of common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, we believe that no officer, director or 10% beneficial owner of Standard Financial Corp. failed to file such ownership reports on a timely basis for the fiscal year ended September 30, 2010.

Executive Officer Compensation

Summary Compensation Table.  The table below summarizes the total compensation paid to or earned by our named executive officers for the fiscal years ended September 30, 2010 and 2009.

						Nonqualified
					Non-Equity	Deferred
					Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary(1)		Bonus(3)	Compensation(4)	Earnings	Compensation		Total

Timothy K. Zimmerman	2010	$233,883		$65,500	$—	$—	$19,869	(5)	$319,252
President and Chief	2009	217,885		60,000	—	—	17,763		295,648
Executive Officer
Colleen M. Brown	2010	109,573	(2)	30,000	5,535	—	7,145	(6)	152,253
Senior Vice President and	2009	96,687	(2)	—	8,410	—	6,163		111,260
Chief Financial Officer
Paul A. Knapp	2010	91,975		11,500	8,747	—	11,797	(7)	124,019
Senior Vice President and	2009	89,008		—	8,245	—	4,015		101,268
Chief Commercial Lending Officer

(1)	Amounts in this column include contributions by Mr. Zimmerman, Ms. Brown and Mr. Knapp to the 401(k) Plan.

(2)	Ms. Brown voluntarily elected to work a reduced schedule in accordance with Standard Bank policies during 2009 and from January 1, 2010 through April 30, 2010. During this period, Ms. Brown was paid 80% of her full-time annual salary rate of $120,858. Effective May 2, 2010, she reverted to a full-time schedule.

(3)	Reflects the cash bonus as determined at the discretion of Standard Bank’s Board of Directors.

(4)	Ms. Brown and Mr. Knapp earned cash bonus incentives under their respective cash bonus plans in the amount of $5,535 and $8,747, respectively, refer to “— Cash Incentives” for additional information related to these payments. The cash bonus amounts were earned in fiscal year 2009 and were paid in fiscal year 2010.

(5)	Includes $7,418 for 401(k) Plan matching contributions, $1,200 received by Mr. Zimmerman for the cost of supplemental long-term disability insurance, $349 for premiums paid by Standard Bank for group term life insurance, $6,060 received by Mr. Zimmerman for the cost of an automobile and $4,842 for country club expenses.

(6)	Includes $4,425 for 401(k) Plan matching contributions, $344 for premiums paid by Standard Bank for group term life insurance and $2,376 received by Ms. Brown for opting out of Standard Bank’s medical insurance plan.

(7)	Includes $3,603 for 401(k) Plan matching contributions, $323 for premiums paid by Standard Bank for group term life insurance and $7,871 for loan origination commissions.

Employment Agreements.  Standard Financial Corp. and Standard Bank entered into an employment agreement with each of Timothy K. Zimmerman, Colleen M. Brown and Paul A. Knapp (referred to below as the “executives” or “executive”) effective October 6, 2010. Our continued success depends to a significant degree on the skills and competence of these officers, and the employment agreements are intended to ensure that we maintain a stable management base following the offering. The discussion below addresses the employment agreements entered into with the executives.

The employment agreement with Mr. Zimmerman provides for a three-year term and the employment agreements with Ms. Brown and Mr. Knapp provide for a two-year term, subject to daily renewal. The current base salaries are $274,000 for Mr. Zimmerman, $131,000 for Ms. Brown and $100,000 for Mr. Knapp. The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and certain fringe benefits as described in the agreements.

Upon termination of an executive’s employment for cause, as defined in each of the agreements, the executive will receive no further compensation or benefits under the agreement. If we terminate the executive for reasons other than for cause or if the executive terminates voluntarily under specified circumstances that constitute a good reason constructive termination (as defined in each of the agreements), the executive will receive an amount equal to the base salary, cash bonus and employer contributions to benefit plans that would have been payable for the remaining term of the agreement, payable in a lump sum. We will also continue to pay for each executive’s life, health, vision and dental coverage for up to three years (two years for Ms. Brown and Mr. Knapp), with the executive responsible for his or her share of the employee insurance premium.

In the event of a change in control, followed within 12 months by the executive’s termination for a reason other than for cause or if the executive terminates voluntarily under specified circumstances that constitute a good reason constructive termination (as defined in each of the agreements), the executive will receive an amount equal to the greater of (a) the payments described in the immediately preceding paragraph, or (b) an amount equal to the three times (two times for Ms. Brown and Mr. Knapp) annual compensation (as defined in each of the agreements, and includes taxable income and employer contributions to tax-qualified and non-qualified deferred compensation plans) that would have been payable for 36 months (24 months for Ms. Brown and Mr. Knapp), payable in a lump sum. We will also continue to pay for each executive’s life, health, vision and dental coverage for up to three years (two years for Ms. Brown and Mr. Knapp), with the executive responsible for the executive’s share of the employee insurance premium.

Upon termination of employment that would entitle the executive to a severance payment (other than a termination in connection with a change in control), the executive will be required to adhere to a one-year non-competition provision. The executive will be required to release us from any and all claims in order to receive any payments and benefits under their agreements. We will agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible.

Assuming the executives had been terminated in connection with a change in control, Mr. Zimmerman, Ms. Brown and Mr. Knapp would have received aggregate severance payments of approximately $1,041,000, $342,000 and $248,000, respectively, based upon each executive’s current level of compensation.

Change in Control Agreements.  Standard Bank entered into change-in-control agreements with three additional officers effective October 6, 2010. The change-in-control agreements provide a benefit in the event of involuntary termination of employment or resignation for a good reason (as defined in each of the agreements) equal to two times the sum of the executive’s base salary and the highest bonus earned during the prior three years, payable in a lump sum, and the continuation of non-taxable medical and dental coverage for a two-year period, with the executive responsible for his share of the employee premium. The amount of the payment to be made in connection with a change in control will be reduced, if necessary, to an amount that is $1.00 less than the amount that would otherwise be an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended.

Cash Incentives.  The purpose of offering cash incentives is to provide structured annual bonuses to key management personnel for their contributions to the achievement of strategic organizational objectives of Standard Financial Corp. The participants’ bonuses are determined based on company-wide performance measures. Mr. Zimmerman’s cash bonus is determined at the discretion of the Board. The Board determines the amount of any cash bonus for Mr. Zimmerman based on their review of key performance measures, strategic projects and initiatives and operational metrics and peer group performance results. For Ms. Brown, the company-wide performance measures for the fiscal year ended September 30, 2010 were based on the company’s profitability, growth, expense control and risk management targets. For Mr. Knapp, the company-wide performance measures for the fiscal year ended September 30, 2010 were based on the company’s profitability, expense control and loan production and quality. The amount of the bonus for Ms. Brown and Mr. Knapp is the sum of the percentage achievement of company-wide performance measurements expressed as a percentage of base salary, with a maximum bonus for each executive of 15% of base salary. The Board of Directors approves all such payments.

For the fiscal year ended September 30, 2010, Ms. Brown and Mr. Knapp’s incentive payments, target award opportunities, and actual incentives awarded as a percentage of base salary, were:

	2010 Incentive	Target Award	Actual Award as a
	Amount Paid	Opportunity	Percent of
Name	($)	($)	Base Salary %

Colleen M. Brown	5,535	16,436	5.1
Paul A. Knapp	8,747	13,796	9.5

Awards made to Ms. Brown and Mr. Knapp are also reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Phantom Stock Agreements.  Standard Bank entered into substantially identical Phantom Stock Appreciation Rights Agreements (“Phantom Stock Agreement”) with executives and directors in 2002 to provide participants with an incentive opportunity to share in Standard Bank’s performance and value creation. Directors Graft, Walker, Cofer and our Named Executive Officers, Mr. Zimmerman, Ms. Brown and Mr. Knapp, have each entered into a Phantom Stock Agreement. Under each Phantom Stock Agreement, a participant was initially credited with a one-time allocation of phantom stock. Phantom stock is used solely as a measurement tool and it represents a hypothetical share of Standard Bank (“Phantom Stock”). Each year, a participant’s phantom stock account is credited with a dollar amount equal to the annual appreciation in the Phantom Stock share price times the number of shares of Phantom Stock initially credited to the participant. The Phantom Stock share price is determined by dividing the Capital Account, as defined in the Phantom Stock Agreement, by the total number of outstanding Phantom Stock shares. Participants will be entitled to the appreciation in the price of the Phantom Stock, and not the value of the one-time grant of Phantom Stock that was credited to the participants’ accounts in connection with implementing the Phantom Stock Agreements.

In connection with the mutual to stock conversion, the Phantom Stock Agreements were frozen and no future benefits will accrue. Participants will receive cash distributions pursuant to their distribution elections, commencing in the first quarter of 2012. If a participant terminates employment or service, as applicable, prior to 2012, he or she will be entitled to the vested portion of their Phantom Stock account. A participant’s interest in his or her phantom stock account vests over 5 years, with 20% vesting each year, and consequently all directors and executives are 100% vested. The Phantom Stock Agreements provide disability, change in control and a death benefit if the participant dies while in the employment or service, as applicable, of Standard Bank.

For the fiscal year ended September 30, 2010, Directors Graft, Walker and Cofer had earnings credited to their account balances under their Phantom Stock Agreements in the amount of $5,087, $5,087 and $5,087, respectively. In addition, Mr. Zimmerman, Ms. Brown and Mr. Knapp had earnings credited to their account balances in the amount of $27,480, $11,340 and $11,340, respectively.

Tax-Qualified Benefit Plans

401(k) Plan.  Standard Bank participates in the Pentegra Defined Contribution Plan for Financial Institutions, a multi-employer 401(k) plan, which provides benefits to substantially all of our employees (the “401(k) Plan”). Employees of Standard Bank who are 21 or older and have completed one year of service are eligible to participate in the plan (“Participants”). Participants may contribute up to 50% of their annual compensation to the plan on a pre-tax basis, subject to limits prescribed by law. Standard Bank provides a 401(k) match equal to 50% of the Participant’s salary deferral on the first 6% of compensation, for a maximum employer matching contribution of 3% of a Participant’s pre-tax compensation. Employer contributions are subject to a six-year graded vesting schedule, with 20% vesting after two years of service and an additional 20% vest after each following year of credited service, so that a participant is 100% vested after six years of credited service. Participants are always 100% vested in their salary deferrals. Participants will also become 100% vested in the employer contributions allocated to their accounts upon attainment of normal retirement age or in the event of the participant’s death or disability. Participants may invest their accounts in the investment options provided under the 401(k) plan. Participants may request a withdrawal from their accounts in the event they incur a financial hardship. A Participant will become eligible for distribution of his or her plan benefit upon termination of employment and a Participant that satisfies certain eligibility requirements may request distributions of certain portions of their account balance while employed. Participants may elect to receive payments of their benefits in a lump sum or in installments, provided that their account balance equal or exceeds $500. During the fiscal years ended September 30, 2010 and 2009, Standard Bank recognized $65,000 and $86,000, respectively, as a 401(k) Plan expense.

Defined Benefit Pension Plan.  Standard Bank participates in the Financial Institutions Retirement Fund, a multi-employer pension plan (the “Pension Plan”). Effective August 1, 2005, the annual benefit provided to employees under the Pension Plan was frozen. Freezing the Pension Plan eliminated all future benefit accruals; however, the accrued benefit as of August 1, 2005 remains. During the fiscal years ended September 30, 2010 and 2009, Standard Bank recognized $448,000 and $471,000, respectively, as pension expense and made $31,000 and $50,000, respectively, as contributions to the Pension Plan. Standard Bank may maintain or terminate the Pension Plan as circumstances warrant.

Employee Stock Ownership Plan.  In connection with the mutual to stock conversion, Standard Bank adopted an employee stock ownership plan for eligible employees. Eligible employees will begin participation in the employee stock ownership plan on the later of October 6, 2010 or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period and the attainment of age 21.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 178,254 shares of Standard Financial Corp. common stock issued in the offering and an additional 100,000 shares in the secondary market, for a total of 278,254 shares. The employee stock ownership plan will fund its stock purchase with a loan from Standard Financial Corp. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Standard Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the 20 year term of the loan. The interest rate for the employee stock ownership plan loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, which is currently 3.25%. The interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee will hold the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Participants will become 100% vested upon the completion of six years of service. Participants who were employed by Standard Bank immediately prior to the offering will receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, Standard Bank will record a compensation expense for the employee stock ownership plan at the fair value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in Standard Financial Corp.’s earnings.

Director Compensation

Director Fees.  Each director of Standard Financial Corp., other than Messrs. Mathews and Zimmerman, is paid an annual fee of $24,000. The Chairman of the Board of Directors receives an additional $6,000 retainer annually and the Vice Chairman of the Board of Directors receives an additional $3,000 retainer annually. Directors will not receive committee fees, attendance fees or other fees. In addition, Standard Bank has an Eastern Region Advisory Board, which was initiated following the acquisition of Hoblitzell National Bank. The Advisory Board currently consists of eight members, three of whom are employees of Standard Bank (including Messrs. Mathews and Zimmerman). The Eastern Region Advisory Board meets on a quarterly basis. Each independent Advisory Board member receives a fee of $500 per meeting attended. Aggregate Advisory Board fees paid for the fiscal year ended September 30, 2010, were $8,500.

Directors’ Summary Compensation Table.  The following table sets forth for the fiscal year ended September 30, 2010 certain information as to the total remuneration we paid to our directors. Neither Mr. Zimmerman nor Mr. Mathews receives compensation for service on the Board of Directors.

Director Compensation Table for the Fiscal Year Ended September 30, 2010
	Fees Earned or	All Other
Name	Paid in Cash	Compensation	Total

Terence L. Graft	$23,700	$—	$23,700
Dale A. Walker	20,700	—	20,700
H.G. Cofer	18,600	—	18,600
David C. Mathews(1)	—	154,496	154,496
William T. Ferri	18,600	—	18,600
Thomas J. Rennie	18,600	—	18,600

(1)	Mr. Mathews is not paid any fees for his service as a director, however, Mr. Mathews receives compensation for his services as an employee of Standard Bank. Mr. Mathews is the Business Development Coordinator for Standard Bank and he is primarily responsible for originating commercial real estate loans. Mr. Mathews was initially a commissioned based employee, and, in 2008, Standard Bank and Mr. Mathews agreed that it was in the best interest of the parties for Mr. Mathews to be compensated with a base salary instead of commissions. The amount shown in this column includes $150,204 for base salary, $3,943 for Pentegra Defined Contribution Plan for Financial Institutions (“401(k) Plan”) matching contributions and $349 for premiums paid by Standard Bank for group term life insurance.

Other Compensation Arrangements.  Standard Bank entered into Phantom Stock Appreciation Rights Agreements with Messrs. Graft, Walker and Cofer. Please see the description of the Phantom Stock Appreciation Rights Agreements set forth below under the “Executive Compensation — Summary Compensation Table” for further details.

Non-Compete Agreement with David C. Mathews.  Standard Bank has entered into a Non-Compete Agreement with Mr. Mathews, which provides that in order to protect the business, confidential and other proprietary information of Standard Bank, for a period of two years following his termination of employment, Mr. Mathews will not (i) directly or indirectly solicit any officer or employee to terminate their employment with Standard Bank; (ii) accept employment or become affiliated with any competitor of Standard Bank within 100 miles of where Standard Bank operates (except this provision shall not apply if he is terminated without cause); and (iii) solicit or cause any customer of Standard Bank to terminate an existing business relationship with Standard Bank.

In exchange for the non-compete and non-solicitation provisions, upon termination of Mr. Mathews’ employment, Standard Bank will pay Mr. Mathews (i) $80,000, payable in eight equal quarterly installments, if Mr. Mathews terminates employment prior to age 64, or (ii) $40,000, payable in four equal quarterly installments, if Mr. Mathews terminates employment on or after age 64 but before age 65, or (iii) nothing if Mr. Mathews terminates employment on or after age 65. The first payment shall be made on the date of Mr. Mathews’ termination of employment and each subsequent payment shall be made on each three month anniversary of the date of his termination of employment. The first payment may be delayed by six months in order to comply with Section 409A of the Internal Revenue Code.

Transactions With Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Standard Bank to our executive officers and directors in compliance with federal banking regulations.

At September 30, 2010, all of Standard Bank’s loans to our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Standard Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at September 30, 2010, and were made in compliance with federal banking regulations.

Pursuant to Standard Financial Corp.’s Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with directors, executive officers and their family members, for the purpose of determining whether the transactions are in compliance with our policies and should be ratified and approved.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended September 30, 2010 was S.R. Snodgrass, A.C. Our Audit Committee has approved the engagement of S.R. Snodgrass, A.C. to be our independent registered public accounting firm for the fiscal year ending September 30, 2011, subject to the ratification of the engagement by our stockholders. At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of S.R. Snodgrass, A.C. for the fiscal year ending September 30, 2011. A representative of S.R. Snodgrass, A.C. is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

Even if the selection of the independent registered public accounting firm is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of Standard Financial Corp. and its stockholders.

Fees Paid to Independent Registered Public Accounting Firm

Set forth below is certain information concerning aggregate fees billed for professional services rendered by S.R. Snodgrass, A.C. during the fiscal years ended September 30, 2010 and 2009.

	Fiscal Year Ended	Fiscal Year Ended
	September 30,	September 30,
	2010	2009

Audit Fees	$127,230	$38,318
Audit-Related Fees	—	—
Tax Fees	7,262	6,832
All Other Fees	—	—

Audit Fees.  Audit fees for each of the fiscal years ended September 30, 2010 and 2009 were for professional services rendered for the audits of our consolidated financial statements and consent and comfort letters and related services provided in connection with the preparation of our registration statement for our initial public offering.

Tax Fees.  Tax fees for the fiscal years ended September 30, 2010 and 2009 were for the preparation of state and federal tax returns, assistance with calculating estimated tax payments and other consulting.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of S.R. Snodgrass, A.C. The Audit Committee concluded that performing such services does not affect the independence of S.R. Snodgrass, A.C. in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to report periodically to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit-related fees, tax fees and all other fees described above were approved either as part of our engagements of S.R. Snodgrass, A.C. or pursuant to the pre-approval policy described above.

Vote Required

In order to ratify the selection of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2011, at least a majority of the votes represented at the annual meeting, without regard to broker non-votes, must vote in favor of such ratification. The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2011.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, our Corporate Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Standard Financial Corp.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Standard Financial Corp. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of our Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of Standard Financial Corp. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

Nothing in this Proxy Statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The 2012 Annual Meeting of Stockholders is expected to be held February 21, 2012. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be received by our Corporate Secretary no earlier than November 24, 2011 and no later than December 3, 2011. If notice is received outside of these dates, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2012 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146, no later than September 30, 2011. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Standard Financial Corp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally, by telegraph, telephone or other forms of communication without additional compensation.

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2010 has been mailed or made available online to all stockholders of record as of January 14, 2011. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing us at the address listed above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice and Proxy Statement, Annual Report on Form 10-K and Proxy Card are available at http://www.cfpproxy.com/6902.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy K. Zimmerman
President and Chief Executive Officer

Monroeville, Pennsylvania
January 28, 2011

REVOCABLE PROXY
STANDARD FINANCIAL CORP.
ANNUAL MEETING OF STOCKHOLDERS
March 3, 2011
9:00 A.M.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints the members of the official proxy committee of Standard Financial Corp. (the “Company”), or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on Thursday, March 3, 2011 at 9:00 a.m., Eastern time, at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, located at 101 Mall Boulevard, Monroeville, Pennsylvania 15146 and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:
     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of Proposals 1 and 2. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
THE INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
            FOLD AND DETACH HERE

STANDARD FINANCIAL CORP. — ANNUAL MEETING, MARCH 3, 2011
YOUR VOTE IS IMPORTANT!
Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/6902
You can vote in one of three ways:
1.	Call toll free 1-866-388-1540 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/stnd and follow the instructions.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS
6902

◤					◥
REVOCABLE PROXY STANDARD FINANCIAL CORP.
	☒	PLEASE MARK VOTES AS IN THIS EXAMPLE		Annual Meeting of Stockholders MARCH 3, 2011

			With-	For All
		For	hold	Except
1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).	☐	☐	☐

Nominees:

(01) William T. Ferri

(02) David C. Mathews

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

		For	Against	Abstain
2.	The ratification of the appointment of S.R. Snodgrass, A.C. as independent registered public accounting firm of Standard Financial Corp. for the fiscal year ending September 30, 2011.	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Mark here if you plan to attend the meeting	☐
Mark here for address change and note change	☐

Note: Please sign exactly as your name appears on this Proxy.
If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.
If shares are held jointly, each holder should sign.

◣	IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW	◢

             FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
PROXY VOTING INSTRUCTIONS
Stockholders of record have three ways to vote:
1.	By Mail; or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., March 3, 2011. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone
Call Toll-Free on a Touch-Tone Phone anytime prior to
3 a.m., March 3, 2011:
1-866-388-1540

Vote by Internet
anytime prior to
3 a.m., March 3, 2011 go to
https://www.proxyvotenow.com/stnd

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.
ON-LINE ANNUAL MEETING MATERIALS:  http://www.cfpproxy.com/6902

Your vote is important!